Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SunSi Energies Inc. (the "Company") on Form 10-K for the fiscal year ended May 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Julien, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 31, 2009

/s/ Daniel Julien
Chief Accounting Officer